Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes

14. Income Taxes

Income taxes are recorded under the asset and liability method whereby deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. We do not currently intend to repatriate earnings, if any, from our Canadian subsidiaries, and consider these earnings to be permanently invested outside the U.S. As a result, no deferred tax liability has been recognized for earnings from our Canadian subsidiaries. We have provided for deferred U.S. taxes on all undistributed earnings from our U.K. subsidiaries. Prior to the fourth quarter of 2010, we had not recognized a deferred tax liability for earnings from our U.K. subsidiaries because we considered these earnings to be permanently invested overseas. During the fourth quarter of 2010, we determined that these earnings should no longer be considered indefinitely invested as a result of the continued success of our U.K. operations and concurrent increase in the need for funds to service the additional indebtedness incurred for the EMCS acquisition and other business strategies.

The effective income tax rate for 2011 was approximately 37%. The effective income tax rate for 2010 reflects significant foreign losses which the Company does not believe will result in a tax benefit, as well as foreign income in a separate jurisdiction for which the Company recorded tax expense. The Company's tax expense is based on projected earnings and losses by jurisdiction for the annual period. During the three months ended September 30, 2011, the Company revised its estimated annual effective tax rate from approximately 38% to approximately 37%. The quarterly effective rate reflects more than a 1% change due to the small pre-tax loss recorded during the three months ended September 30, 2011. The effective tax rate may fluctuate significantly on a quarterly basis due to both changes in jurisdictions in which earnings or losses are realized and the estimate of those earnings and losses.

9. Income Taxes

The following tables present components of the (benefit from) provision for income taxes, the principal items of deferred taxes, and a reconciliation of the statutory U.S. Federal income tax rate to the effective income tax rate for the years or dates indicated, as applicable:

(in thousands of dollars)	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2008
(Benefit from) provision for income taxes:
Current
Federal	—	—	—
Foreign	1,397	1,245	853
State	(51)	92	126

	1,346	1,337	979

Deferred
Federal	768	(1,225)	(1,862)
Foreign	(113)	(90)	(78)
State	(144)	(1,136)	(254)

	511	(2,451)	(2,194)
Net (benefit from) provision for income taxes	$1,857	$(1,114)	$(1,215)

The components of deferred income tax assets and liabilities are summarized as follows at December 31, 2010 and 2009:

(in thousands of dollars)	2010	2009
Gross deferred income tax assets
Net operating loss carryforwards	$20,174	$16,125
Minimum pension liability	8,504	7,036
Accrued vacation	2,080	1,660
AMT credit carryforwards	1,190	1,190
Accrued workers' compensation liability	558	573
Deferred compensation and future stock option payments	699	608
Net accounts receivable basis difference	397	476
Accrual for medical claims incurred by not reported	285	281
State and other tax credit carryforwards	444	444
Net inventory basis difference	762	590
Other accruals and reserves	874	1,178

	35,967	30,161

Gross deferred income tax liabilities
Net fixed asset basis difference	(34,209)	(33,550)
Goodwill and other intangible assets basis differences	(20,208)	(19,541)
Postretirement and pension accruals	(2,364)	(1,695)
Undistributed earnings of UK subsidiary	(1,151)	—
Other	(1,495)	(751)

	(59,427)	(55,537)

Gross deferred tax liabilities, net	(23,460)	(25,376)
Less: valuation allowance	(5,715)	(4,813)

Net deferred income tax liabilities	$(29,175)	$(30,189)

The net deferred income tax liability is recognized as follows in the accompanying consolidated balance sheets at December 31, 2010 and 2009:

(in thousands of dollars)	December 31, 2010	December 31, 2009
Current deferred income tax asset	$3,703	$3,500
Long-term deferred income tax liability	(32,878)	(33,689)

	$(29,175)	$(30,189)

The reconciliation of the statutory U.S. Federal income tax rate to the effective income tax rate is summarized as follows:

(in thousands of dollars)	Year ended December 31, 2010		Year ended December 31, 2009		Year ended December 31, 2008
Domestic	$(1,767)	193%	$(5,128)	73%	$(5,798)	79%
Foreign	850	-93%	(1,921)	27%	(1,535)	21%

Total loss before income taxes	$(917)	100%	$(7,049)	100%	$(7,333)	100%

Federal income tax (benefit) at the U.S. statutory rate	$(312)	34%	$(2,397)	34%	$(2,493)	34%
Foreign rate differential	(86)	9%	(69)	1%	(282)	4%
State income tax (benefit), net of federal income tax (benefit)	(178)	19%	(349)	5%	(85)	1%
Permanent differences	145	-16%	21	0%	204	-3%
Valuation allowance	670	-73%	1,912	-27%	1,124	-15%
Effect of deferred rate changes	427	-46%	(44)	0%	455	-6%
Change in undistributed earnings assertion for United Kingdom	1,151	-126%	—	0%	—	0%
Adjustment related to prior year taxes	40	-4%	(188)	3%	(64)	1%
Other	—	0%	—	0%	(74)	1%

	$1,857	-203%	$(1,114)	16%	$(1,215)	17%

At December 31, 2010, the Company had Federal net operating loss carryforwards of approximately $33.5 million, which begin to expire in 2024. The Company has recorded deferred taxes on $32.9 million related to the domestic net operating loss carryforwards. The difference is due to excess tax basis in goodwill acquired in a purchase business combination that will reduce the income taxes paid by the Company in future periods, and in accordance with FASB guidance related to accounting for income taxes, the Company will record a reduction to book goodwill as the future tax benefits are realized rather than recording a deferred tax asset for these benefits. The Company has alternative minimum tax credit carryforwards of approximately $1.2 million, which do not expire. The Company also had Canadian loss carryforwards of approximately $28.4 million, which begin to expire in 2010. The Company has placed a valuation allowance of approximately $5.3 million against the Canadian loss carryforwards net of the Canadian deferred tax liabilities. See Note 13 for the net change in the valuation allowance.

During 2009, the IRS completed its examination of the tax year ended December 31, 2006. During the course of that examination, the IRS made several adjustments to the net operating loss carryforwards which have been offset by establishing certain deferred items which will be deductible in the future. The examination was completed as of December 31, 2009 and no further adjustments were required. The Company has state tax credit carryforwards totaling approximately $444,000 which it does not expect to be able to utilize; accordingly, the Company has recorded a valuation allowance of this amount in its accompanying consolidated balance sheets at December 31, 2010 and 2009.

A reconciliation of the beginning and ending liabilities for income tax contingencies is as follows:

(in thousands of dollars)
Gross uncertain tax benefit at January 1, 2008	$72
Gross decreases (expired statute)	(36)
Gross decreases (withdrawn determination)	(16)
Gross decreases (settled by cash payment with tax authorities)	(20)

Gross uncertain tax benefit at December 31, 2008	—
Gross increases/decreases	—

Gross uncertain tax benefit at December 31, 2009	—
Gross increases/decreases	—

Gross uncertain tax benefit at December 31, 2010	$—

None of the unrecognized tax benefits, if recognized, would affect the effective tax rate of December 31, 2010, 2009 or 2008.